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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated
February 2, 1999, in the Registration Statement (Form S-1, No. 333-      ) and
related Prospectus of Informatica Corporation dated February 19, 1999.

                                                           /s/ ERNST & YOUNG LLP

Palo Alto, California
February 19, 1999